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                               SECOND AMENDMENT TO

                              EMPLOYMENT AGREEMENT

         This Second Amendment to Employment Agreement (the "Second Amendment") is made and entered into as of April 1, 1998, by and between KENNEDY-WILSON, INC., a Delaware corporation with its principal office located in Santa Monica, California (the "Company"), and Freeman A. Lyle, Jr., an individual ("Employee").

                                    RECITALS

         WHEREAS, Company and Employee have entered into that certain Employment Agreement dated as of April 1, 1996, (the "Agreement"), providing for the employment of Employee by Company pursuant to the terms of such Agreement; and

         WHEREAS, Company and Employee have agreed that the terms of the Employment Agreement should be modified to change the Term of Employment and Salary.

                             AMENDMENT TO AGREEMENT

NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby amend the Agreement, effective as of April 1, 1998 as follows:

         1. The term of this Agreement is extended to March 31, 1999. Therefore, Section 1(a) of the Agreement is amended such that the termination date of "March 1, 1998" is deleted and the termination date of "March 31, 1999 is inserted in lieu thereof.

         2. Section 4(ii) is deleted in its entirety and the following is inserted in lieu thereof:

                  A discretionary bonus to be determined by the Company in its sole and absolute discretion which, if awarded, may be up to 100% of base salary based on Company's determination in its sole and absolute discretion of its achievement of profit goals.

Subject to the foregoing, the Employment Agreement remains in full force and effect, and Company and Employee hereby ratify and affirm the Employment Agreement in each and every respect.

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         IN WITNESS WHEREOF, the undersigned have executed this Second Amendment as of the date first above written.

                                    "COMPANY"

                                    Kennedy-Wilson International
                                    A California Corporation

                                    By: /s/  William J. McMorrow
                                        -----------------------------
                                        William J. McMorrow
                                        Its Chief Executive Officer

                                   "EMPLOYEE"

                                   /s/  Freeman Lyle
                                        -----------------------------
                                        Freeman A. Lyle, Jr.